                              SILICON GAMING, INC.

                  SERIES C PREFERRED STOCK PURCHASE AGREEMENT

                               TABLE OF CONTENTS

                                                                                       Page
                                                                                       ----
1.   Authorization and Sale of the Shares...............................................  1
     1.1  Authorization; Amended and Restated Articles of Incorporation.................  1
     1.2  Issuance and Sale.............................................................  1

2.   Closings; Delivery.................................................................  1
     2.1  Closing.......................................................................  1
     2.2  Delivery......................................................................  2

3.   Representations and Warranties of the Company......................................  2
     3.1   Organization and Standing; Articles and Bylaws...............................  2
     3.2   Corporate Power..............................................................  2
     3.3   Subsidiaries.................................................................  2
     3.4   Capitalization...............................................................  2
     3.5   Authorization................................................................  3
     3.6   Title to Properties and Assets; Liens, etc...................................  4
     3.7   Material Contracts...........................................................  4
     3.8   Permits......................................................................  4
     3.9   Patents, Trademarks, etc.....................................................  5
     3.10  Compliance with Other Instruments, None Burdensome, etc......................  5
     3.11  Employees....................................................................  6
     3.12  Litigation, etc..............................................................  6
     3.13  Registration Rights..........................................................  7
     3.14  Governmental Consent, etc....................................................  7
     3.15  Securities Act...............................................................  7
     3.16  Insurance....................................................................  7
     3.17  Disclosure...................................................................  7
     3.18  Taxes........................................................................  7
     3.19  Transactions with Principals.................................................  8
     3.20  Financial Statements.........................................................  8
     3.21  Liabilities..................................................................  8
     3.22  Absence of Certain Changes...................................................  9
     3.23  Environmental and Safety Laws...............................................  10
     3.24  Minute Books................................................................  10

4.   Representations and Warranties of Purchasers and Restrictions on Transfer
     Imposed by the Securities Act of 1933 and the California Corporate
     Securities Law of 1968...........................................................   10
     4.1  Representations and Warranties by Each Purchaser............................   10
     4.2  Legend......................................................................   11
     4.3  Removal of Legend and Transfer Restrictions.................................   12

5.   Conditions to Closing............................................................   12
     5.1  Conditions to Obligations of the Purchasers.................................   12

                                       i
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

     5.2   Conditions to Obligations of the Company....................................  13

6.   Affirmative Covenants of the Company..............................................  13
     6.1   Proprietary Agreements......................................................  13

7.   Miscellaneous.....................................................................  14
     7.1   Waivers and Amendments......................................................  14
     7.2   Governing Law...............................................................  14
     7.3   Survival....................................................................  14
     7.4   Successors and Assigns......................................................  14
     7.5   Entire Agreement............................................................  14
     7.6   Notices, etc................................................................  15
     7.7   Severability................................................................  15
     7.8   Finder's Fees...............................................................  15
     7.9   Expenses....................................................................  15
     7.10  Titles and Subtitles........................................................  15
     7.11  Counterparts................................................................  15
     7.12  Delays or Omissions.........................................................  15
     7.13  Future Employee Issuances and Agreements....................................  16
     7.14  Use of Proceeds.............................................................  16
     7.15  Company Repurchase Right....................................................  16

                              SILICON GAMING, INC.

                  SERIES C PREFERRED STOCK PURCHASE AGREEMENT


     THIS SERIES C PREFERRED STOCK PURCHASE AGREEMENT is entered into as of March 21, 1996 by and between Silicon Gaming, Inc., a California corporation (the "Company"), and each of the undersigned purchasers of Series C Preferred Stock of the Company (collectively the "Purchasers" and individually a "Purchaser") listed on the Schedule of Purchasers attached hereto as Exhibit A.

          In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

     1.   Authorization and Sale of the Shares.
          ------------------------------------

          1.1  Authorization; Amended and Restated Articles of Incorporation.
               -------------------------------------------------------------
The Company has authorized the issuance and sale pursuant to the terms and conditions hereof of up to 3,000,000 shares of its Series C Preferred Stock (the "Preferred Shares"), having the rights, restrictions, privileges and preferences as set forth in the form of Amended and Restated Articles of Incorporation of the Company (the "Amended Articles") attached hereto as Exhibit B.

          1.2  Issuance and Sale.  Subject to the terms and conditions hereof,
               -----------------
at the Closing (as such term is hereinafter defined), the Company will issue and sell to each Purchaser listed on Exhibit A hereto and each such Purchaser will purchase from the Company the respective number of Preferred Shares specified opposite the name of such Purchaser on Exhibit A hereto at a purchase price of $5.00 per Preferred Share. The Company's agreement with each of the Purchasers hereunder is a separate agreement and the sale of Preferred Shares to each of the Purchasers is a separate sale.

     2.   Closings; Delivery.
          ------------------

          2.1  Closings.
               --------

          (a) The closing of the purchase and sale of the Preferred Shares hereunder (the "Closing") shall take place at the offices of Gray Cary Ware & Freidenrich, A Professional Corporation, counsel to the Company ("GCW&F"), 400 Hamilton Avenue, Palo Alto, California at 10:00 a.m. on March 21, 1996 or at such time and place as the Company and the Purchasers purchasing at least a majority of the Preferred Shares at the Closing may agree. The date of the Closing is hereinafter referred to as the "Closing Date."

          (b) At its option, the Company may schedule one or more additional closings ("Additional Closings") for the purchase and sale of all Preferred Shares not sold at the Closing on such date or dates after the Closing as the

Company may determine, not later than ninety (90) days from the Closing. Pursuant to this Agreement, the Company may sell Preferred Shares at the Additional Closings, if any, without any waiver, consent or approval of the Purchasers who participated in the Closing. Each purchaser of Preferred Shares at any Additional Closing will become a party to this Agreement and will be a "Purchaser," and such purchaser's Shares will be "Shares," for all purposes of this Agreement after such Additional Closing.

          2.2  Delivery.  Subject to the terms of this Agreement, at the Closing
               --------
and at each Additional Closing the Company will deliver to each Purchaser participating in the Closing or such Additional Closing a stock certificate representing the number of Preferred Shares set forth beside such Purchaser's name on Exhibit A hereto against delivery to the Company by each Purchaser at the Closing of a check or wire transfer of funds for the purchase price therefor.

     3.   Representations and Warranties of the Company.  Except as set forth on
          ---------------------------------------------
Exhibit C attached hereto, as of the Closing Date the Company represents and warrants and agrees with each Purchaser as follows:

          3.1  Organization and Standing; Articles and Bylaws.  The Company is a
               ----------------------------------------------
corporation duly organized and validly existing under, and by virtue of, the laws of the State of California and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation in every jurisdiction where the failure to so qualify would have a material adverse impact on the Company's business. The Company has made available to each Purchaser or its special counsel true, correct and complete copies of the Company's Articles of Incorporation and Bylaws, each as amended to date.

          3.2  Corporate Power.  The Company has all requisite legal and
               ---------------
corporate power to enter into this Agreement and that certain Second Amended and Restated Rights Agreement of even date herewith among the Company, the Purchasers and certain shareholders of the Company in the form attached herein as Exhibit D (the "Rights Agreement"), to sell the Preferred Shares hereunder and to carry out and perform its obligations under the terms of this Agreement and the Rights Agreement.

          3.3  Subsidiaries.  The Company does not control, directly or
               ------------
indirectly, or have an interest in, any other corporation, association or business entity.

          3.4  Capitalization.  The authorized capital stock of the Company
               --------------
consists of 25,000,000 shares of common stock and 20,192,802 shares of preferred stock, 2,999,997 of which preferred shares have been designated as Series A Preferred Stock, 2,999,997 of which preferred shares have been designated as Series A1 Preferred Stock, 5,596,404 of which preferred shares have been designated as Series B Preferred Stock, 5,596,404 of which preferred shares have been designated as

Series B1 Preferred Stock and 3,000,000 of which have been designated as Series C Preferred Stock. The Series A, Series A1, Series B, Series B1 and Series C Preferred Stock have the rights, preferences and privileges set forth in the Amended Articles. Immediately prior to the Closing, there are 5,378,683 shares of common stock issued and outstanding, 2,999,997 shares of Series A Preferred Stock issued and outstanding, 0 shares of Series A1 Preferred Stock issued and outstanding, 5,535,000 shares of Series B Preferred Stock issued and outstanding, 0 shares of Series B1 Preferred Stock issued and outstanding and no shares of Series C Preferred Stock issued and outstanding. All such issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable and were issued in compliance with all applicable state and federal laws concerning the issuance of securities. There are no outstanding preemptive or other rights, plans, options, warrants, conversion rights or agreements for the purchase or acquisition from the Company of any shares of its capital stock, except that: (i) up to 3,085,000 shares of common stock have been reserved for issuance to employees, consultants and directors of the Company pursuant to options and/or issuances approved by the Board of Directors of the Company; (ii) 2,999,997 shares of Series A1 Preferred Stock have been reserved for issuance upon conversion of the Series A Preferred Stock; (iii) 2,999,997 shares of common stock have been reserved for issuance upon conversion of the Series A or Series A1 Preferred Stock; (iv) 5,596,404 shares of Series B1 Preferred Stock have been reserved for issuance upon conversion of the Series B Preferred Stock; (v) 5,596,404 shares of common stock have been reserved for issuance upon conversion of the Series B or Series B1 Preferred Stock; (vi) 3,000,000 shares of Common Stock have been reserved for issuance upon conversion of the Series C Preferred Stock; (vii) 61,404 shares of Series B Preferred Stock have been reserved for issuance upon exercise of warrants issued to Lighthouse Capital, L.P. and (viii) up to 350,000 shares of Common Stock have been reserved for issuance upon exercise of warrants that will be issued to Donaldson, Lufkin & Jenrette Securities Corporation upon consummation of the sale of the Preferred shares. A complete list of all of the shareholders, optionholders and holders of any other securities of the Company, with the number of shares, options and other securities of the Company held by each as of the Closing is set forth on Exhibit C-1 hereto. All shareholders, optionholders and holders of any other securities of the Company have entered into "market stand-off" agreements substantially similar to that set forth in Section 1.12 of the Rights Agreement.

          3.5  Authorization.
               -------------

               (a) All corporate action on the part of the Company, its officers, directors and shareholders necessary for (i) the sale and issuance of the Preferred Shares pursuant hereto, (ii) the issuance of the shares of common stock issuable upon conversion of the Preferred Shares (the "Common Shares"), and (iii) the execution, performance and delivery by the Company of this Agreement and the Rights Agreement have been taken or will be taken prior to the Closing hereunder. This Agreement and the Rights Agreement are valid and binding obligations of the Company enforceable against it in accordance with their terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditor's rights and rules or laws concerning equitable remedies.

          (b) The Preferred Shares and the Common Shares, when issued in compliance with the provisions of this Agreement, and the Amended Articles, will be validly issued, fully paid and nonassessable, and will be free of any liens, encumbrances or restrictions on transfer other than as set forth in this Agreement or the Rights Agreement; provided, however, that the Preferred Shares and the Common Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or otherwise required by such laws at the time a transfer is proposed. The Company has reserved for issuance the Common Shares.

          (c) No shareholder of the Company or any other person has any right of first refusal or any preemptive rights in connection with the issuance and sale of the Preferred Shares or the issuance of the Common Shares.

      3.6  Title to Properties and Assets; Liens, etc.  The Company has good
           ------------------------------------------
and marketable title to its properties and assets and good title to all its leasehold estates, in each case subject to no mortgage, pledge, lien, encumbrance or charge, other than those resulting from taxes which have not yet become delinquent and those arising in the ordinary course of business which do not, individually or in the aggregate, materially detract from the value of the property subject thereto or threaten to interfere with the Company's use of such property or otherwise materially impair the operations of the Company, and which have not arisen otherwise than in the ordinary course of business.

      3.7  Material Contracts.  Except as set forth on Exhibit C-2, the
           ------------------
Company does not have any material contract, agreement, lease, commitment or proposed transaction, written or oral, absolute or contingent, other than (i) contracts for the purchase of supplies and services that were entered into in the ordinary course of business that do not involve more than $25,000 or extend for more than one year beyond the date hereof, (ii) sales contracts entered into in the ordinary course of business, and (iii) contracts terminable at will by the Company on no more than 30-days notice, without cost or liability to the Company and that do not involve any employment or consulting arrangement and are not material to the conduct of the Company's business. For the purpose of this Section, employment and consulting contracts and contracts with labor unions, and license agreements and any other agreements relating to the acquisition or disposition of the Company's technology, shall not be considered to be contracts entered into in the ordinary course of business.

      3.8  Permits.  The Company has all franchises, permits, licenses and
           -------
any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

          3.9  Patents, Trademarks, etc.  The Company owns, or has the right to
               ------------------------
use (or can obtain the right to use on reasonable commercial terms), all patents, trademarks, service names, trade names, copyrights, licenses, trade secrets, information or other proprietary rights necessary to its business as now conducted or proposed to be conducted without conflict with or infringement of the rights of others, and has not received a notice that it is infringing upon or otherwise acting adversely to the right or claimed right of any person under or with respect to any of the foregoing, and to the Company's best knowledge there is no basis for any such claim. The Company is not aware of any violation by a third party of any of the Company's patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's best knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees made prior to their employment by the Company, except for inventions that have been assigned to the Company. Exhibit C contains a complete list of the Company's patents and registered trademarks, service marks, trade names, and copyrights, and all pending applications therefor. Except for agreements with its own employees or consultants substantially in the form referenced in Section 3.11 below, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.

          3.10 Compliance with Other Instruments, None Burdensome, etc.  The
               -------------------------------------------------------
Company is not in violation of any term of the Amended Articles or its Bylaws, as amended, or any mortgage, indenture, contract, agreement, instrument, judgment, decree or order by which the Company is bound or to which its properties are subject or, to its best knowledge, any statute, rule, or regulation applicable to the Company which would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. The execution, delivery and performance of and compliance with this Agreement and the Rights Agreement and the transactions contemplated hereby and thereby will not result in any such violation and will not be in conflict with or constitute, with or without the giving of notice or passage of time, a default under any of the foregoing and will not result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any of the foregoing.

          3.11 Employees.  To the Company's best knowledge, no employee of the
               ---------
Company is in violation of any term of any employment contract, patent disclosure agreement or any other contract or agreement relating to the right of any such employee to be employed by the Company because of the nature of the business conducted or to be conducted by the Company or for any other reason, and the continued employment by the Company of its present employees will not result in any such violations. The Company has no deferred compensation, pension, profit sharing, bonus, insurance, severance or any other similar employee benefit plan or obligation covering any of its officers or employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at will by the Company. There are no asserted controversies or labor disputes or union organization activities pending or, to the knowledge of the Company, threatened, between it and its employees. Each key employee of the Company has executed an Employee Inventions and Proprietary Rights Assignment and Confidentiality Agreement, a copy of which has been made available to the Purchasers or their special counsel. To the Company's knowledge, the Company has complied with all applicable state and federal equal employment opportunity and other laws related to employment.

          3.12 Litigation, etc.  There are no actions, suits, proceedings or
               ---------------
investigations pending or, to the Company's best knowledge, threatened against the Company, nor, to the Company's best knowledge, is there any basis therefor, which, either in any case or in the aggregate, could result in any material adverse change in the business, prospects, affairs or operations of the Company or in any of its properties or assets, or in any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted, or in any material liability on the part of the Company or in any material change in the current equity ownership of the Company, and none which questions the validity of this Agreement or the Rights Agreement or any action taken or to be taken in connection herewith or therewith. The foregoing includes, without limitation, any action, suit, proceeding, or investigation pending or currently threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, their obligations under any agreements with prior employers, and negotiations by the Company with potential backers of, or investors in, the Company or its proposed business. The Company is not a party or subject to any writ, order, decree or judgment and there is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to originate.

          3.13  Registration Rights.  Except as provided in the Rights
                -------------------
Agreement, the Company is not under any obligation to register any presently outstanding securities, or any securities which may hereafter be issued, under the Securities Act of 1933, as amended (the "Securities Act").

          3.14 Governmental Consent, etc.  No consent, approval or authorization
               -------------------------
of, or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the Rights Agreement, or the offer, sale or issuance of the Preferred Shares or the Common Shares or the consummation of any other transaction contemplated hereby or thereby, except the filing of the Amended Articles with the California Secretary of State and, if required, qualifications or filings under the Securities Act, the California Corporate Securities Law of 1968, as amended (the "California Law"), and other applicable state securities laws which qualifications or filings, if required, will be obtained or made and will be effective within the time periods required by law.

          3.15 Securities Act.  Subject to the accuracy of the Purchasers'
               --------------
representations in Section 4 hereof, the offer, sale and issuance of the Preferred Shares in conformity with the terms of this Agreement and the issuance of the Common Shares upon conversion of the Preferred Shares constitute or will constitute transactions exempt from the registration requirements of Section 5 of the Securities Act.

          3.16 Insurance.  The Company has fire and casualty insurance policies,
               ---------
with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

          3.17 Disclosure.  The Company has provided each Purchaser with all the
               ----------
information reasonably available to it without undue expense that such Purchaser has requested before deciding whether to purchase the Preferred Shares. No statement by the Company contained in this Agreement, including all exhibits, and the Rights Agreement, when read together, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. The Confidential Private Placement Memorandum dated January 1996 (the "PPM") previously delivered to each Purchaser (the "Business Plan") was prepared in good faith by the Company and does not, to the best of the Company's knowledge after reasonable investigation, contain any untrue statement of material fact nor does it omit to state a material fact necessary to make the statements therein not misleading, except that with respect to the projections contained in the PPM, the Company represents only that as of the date thereof (i) such projections were made in good faith and
(ii) the Company believes there is a reasonable basis therefor.

          3.18 Taxes.  The Company has filed all tax returns and reports as
               -----
required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith. The provision for taxes of the Company as shown in the Financial Statements (as set forth in Section 3.20 below) is adequate for taxes due or accrued as of the date thereof. The Company has never had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the Company's federal income tax returns and none of its state or franchise tax or sales or use tax returns has ever been audited by governmental authorities. Since the date of the Financial Statements, the Company has made adequate provision on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for such period. The Company has withheld or collected from each payment made to each of its employees, the amount of all taxes (including, but not limited to, those required by relevant federal statutes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositories.

          3.19 Transactions with Principals.  No employee, shareholder, director
               ----------------------------
of the Company, or immediate family member thereof is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, no such person is, directly or indirectly, interested in any material contract with the Company. Set forth on Exhibit C-2 is a list of each agreement, instrument or other writing intended to constitute a legal obligation between the Company and any shareholder (in their capacity as such) at the time of the Closing. To the best of the Company's knowledge, there is no voting agreement or other arrangement among its shareholders with respect to the election of any individual or individuals to the Company's Board of Directors except to the extent set forth in the Amended Articles.

          3.20 Financial Statements.  The Company has furnished to the Purchaser
               --------------------
an audited balance sheet of the Company as of December 31, 1995 and audited statements of operations, shareholders' equity and cash flow for the fiscal years December 31, 1995 and March 31, 1995 and 1994 (such financial statements being collectively referred to herein as the "Financial Statements"). The Financial Statements (1) have been prepared under the supervision of the Company's Chief Financial Officer, (2) present the financial position of the Company in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, (iii) are true, correct and complete in all material respects, and (iv) reflect accurately the books and records of the Company.

          3.21 Liabilities.  The Company has no material liabilities or
               -----------
obligations, absolute or contingent (individually or in the aggregate), except
(a) the liabilities and obligations of the Company as set forth in the Financial Statements, (b) liabilities and obligations which have occurred subsequent to December 31, 1995, in the ordinary course of business, and which have not been, either in any case or in the aggregate, materially adverse, and (c) obligations under contracts incurred in the ordinary course of business, which obligations are not required to be set forth on a balance sheet or in the notes thereto in accordance with generally accepted accounting principles, and which in any event are not materially adverse.

          3.22 Absence of Certain Changes.  Since December 31, 1995, there has
               --------------------------
not been:

          (a) Any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

          (b) Any damage, destruction, or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, prospects or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

          (c) Any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

          (d) Any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the business, properties, prospects or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

          (e) Any material change to a material contract or agreement by which the Company or any of its assets is bound or to which it or they are subject;

          (f) Any material change in any compensation arrangement or agreement with any employee, officer, director, or shareholder;

          (g) Any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

          (h) Receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

          (i) Any declaration, setting aside or payment of a dividend or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any such stock by the Company; or

          (j) Any other event or condition of any character that might materially and adversely affect the business, properties, prospects or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted) or any agreement or commitment by the Company to do any of the things described in this Section 3.22.

          3.23  Environmental and Safety Laws.  To the best of its knowledge,
                -----------------------------
the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

          3.24 Minute Books.  The minute books of the Company provided to the
               ------------
Purchasers, or their special counsel, contain a complete and accurate summary of all meetings of directors and shareholders, and all actions by written consent taken thereby, since the date of the Company's incorporation.

     4.   Representations and Warranties of Purchasers and Restrictions on
          ----------------------------------------------------------------
          Transfer Imposed by the Securities Act of 1933 and the California
          -----------------------------------------------------------------
          Corporate Securities Law of 1968.
          --------------------------------

          4.1  Representations and Warranties by Each Purchaser.  Each Purchaser
               ------------------------------------------------
represents and warrants to the Company as follows:

               (a) The Preferred Shares and the Common Shares (collectively, the "Securities") are being acquired for the Purchaser's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act or the California Law.

               (b) The Purchaser understands that the Securities have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, that the Company has no present intention of registering the Securities, that the Securities must be held by the Purchaser indefinitely, and that the Purchaser must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration. The Purchaser further understands that the Securities have not been qualified under the California Law by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to Section 25102(f) thereof, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent expressed above.

               (c) During the negotiation of the transactions contemplated herein, the Purchaser and its representatives and legal counsel have been afforded full and free access to corporate books, financial statements, records, contracts, documents, and other information concerning the Company and to its offices and facilities, have been afforded an opportunity to ask such questions of the Company's officers, employees, agents, accountants and representatives concerning the Company's business, operations, financial condition, assets, liabilities and other relevant matters as they have deemed necessary or desirable, and have been given all such information as has been requested, in order to evaluate the merits and risks of the prospective investments contemplated herein. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of each Purchaser to rely thereon.

          (d) The Purchaser and its representatives have been solely responsible for the Purchaser's own "due diligence" investigation of the Company and its management and business, for its own analysis of the merits and risks of this investment, and for its own analysis of the fairness and desirability of the terms of the investment. In taking any action or performing any role relative to the arranging of the proposed investment, the Purchaser has acted solely in its own interest, and none of the Purchasers (or any of their agents or employees) has acted as an agent of the Company. The Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the purchase of the Securities pursuant to the terms of this Agreement and of protecting the Purchaser's interests in connection therewith.

          (e) The Purchaser is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. The Purchaser is able to bear the economic risk of the purchase of the Securities pursuant to the terms of this Agreement, including a complete loss of the Purchaser's investment in the Securities.

          (f) The Purchaser has the full right, power and authority to enter into and perform the Purchaser's obligations under this Agreement and the Rights Agreement, and this Agreement and the Rights Agreement constitute valid and binding obligations of the Purchaser enforceable in accordance with their terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and rules or laws concerning equitable remedies.

          (g) No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Purchaser is required in connection with the valid execution and delivery of this Agreement or the Rights Agreement.

      4.2  Legend.  Each certificate representing the Securities may be
           ------
endorsed with substantially the following legends:

               (a) THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE

     REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

               (b) Any other legends required by California law or other applicable state securities laws or any applicable state laws regulating gaming.

The Company need not register a transfer of any Securities, and may also instruct its transfer agent not to register the transfer of the Securities, unless the conditions specified in the foregoing legends are satisfied.

          4.3  Removal of Legend and Transfer Restrictions.
               -------------------------------------------

               (a) Any legend endorsed on a certificate pursuant to subsection 4.2(a) and the stop transfer instructions with respect to such Securities shall be removed and the Company shall issue a certificate without such legend to the holder thereof if such Securities are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available, if such legend may be properly removed under the terms of Rule 144 promulgated under the Securities Act or if such holder provides the Company with an opinion of counsel for such holder, reasonably satisfactory to legal counsel for the Company, to the effect that a sale, transfer or assignment of such Securities may be made without registration.

     5.   Conditions to Closing.
          ---------------------

          5.1  Conditions to Obligations of the Purchasers.  The obligation of
               -------------------------------------------
each Purchaser to purchase Preferred Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived by the Purchasers pursuant to the terms of subsection 6.1 hereof:

               (a) Representations and Warranties Correct; Performance of Obligations. The representations and warranties made by the Company in Section 3 above shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date; the Company's business and assets shall not have been adversely affected in any material way prior to the Closing Date; and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

               (b) Opinion of Company's Counsel. The Purchasers shall have received from GCW&F an opinion, dated the Closing Date, substantially the same, in form and content, as that attached hereto as Exhibit E.

               (c) Consents and Waivers. The Company shall have obtained any and all consents (including all governmental or regulatory consents, approvals or authorizations required in connection with the valid execution and delivery of this Agreement or the Rights Agreement), permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement or the Rights Agreement.

          (d) Legal Investment. At the time of the Closing, the purchase of the Preferred Shares by the Purchasers hereunder shall be legally permitted by all laws and regulations to which the Purchasers and the Company are subject.

          (e) Rights Agreement. The Company, each Purchaser and the other parties listed as signatures thereto, together with the holders of a majority of the Company's outstanding shares of Series A Preferred Stock, shall have executed and delivered the Rights Agreement.

          (f) Amended Articles. The Amended Articles shall have been filed with the California Secretary of State.

          (g) Compliance Certificate. The Company shall have delivered to the Purchasers a certificate, executed by the President of the Company, dated the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a), (c), (e), and (f) of this subsection 5.1.

          (h) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers and their special counsel, and the Purchasers and their special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

      5.2  Conditions to Obligations of the Company.  The Company's
           ----------------------------------------
obligation to sell and issue the Preferred Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

          (a) Representations and Warranties. The representations and warranties made by each Purchaser in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

          (b) Incorporation of Conditions. The conditions set forth in subsections (d), (e), and (f) of subsection 5.1 above shall have been fulfilled.

   6.   Affirmative Covenants of the Company.  The Company hereby covenants
        ------------------------------------
and agrees as follows:

        6.1  Proprietary Agreements.  The Company will use its best efforts to
             ----------------------
enter into an agreement regarding confidentiality and proprietary information between the Company and each of its employees within thirty (30) days after the

Closing. Thereafter, the Company will use its best efforts to prevent any employee from violating the confidentiality and proprietary information agreement entered into between the Company and each of its employees.

     7.   Miscellaneous.
          -------------

          7.1  Waivers and Amendments.  With the written consent of the record
               ----------------------
or beneficial holders of more than a majority of the then outstanding Preferred Shares (including any Common Shares or any and all securities obtained upon conversion of the Shares or Common Shares and as adjusted for stock dividends, stock splits, recapitalizations and the like), the obligations of the Company and the rights of the holders of the Preferred Shares under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such waiver or supplemental agreement shall reduce the aforesaid percentage of Shares the holders of which are required to consent to any waiver or supplemental agreement without the consent of the record or beneficial holders of all of the then outstanding Shares. Upon the effectuation of each such waiver, consent or agreement of amendment or modification the Company shall promptly give written notice thereof to the record holders of the Shares who have not previously consented thereto in writing. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this subsection 6.1.

          7.2  Governing Law.  This Agreement shall be governed in all respects
               -------------
by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

          7.3  Survival.  The representations, warranties, covenants and
               --------
agreements made herein shall survive the execution of this Agreement and the Closing of the transactions contemplated hereby.

          7.4  Successors and Assigns.  Except as otherwise expressly provided
               ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. The Company may not assign this Agreement.

          7.5  Entire Agreement.  This Agreement, the exhibits to this Agreement
               ----------------
and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

          7.6  Notices, etc.  All notices and other communications required or
               ------------
permitted hereunder shall be in writing and shall be sent via facsimile, overnight courier service or mailed by certified or registered mail, postage prepaid, return receipt requested, addressed or sent (a) if to a Purchaser, at the address or facsimile number of the Purchaser set forth below such party's name on Exhibit A, or at such other address or number as the Purchaser shall have furnished to the Company in writing, or (b) if to the Company, at 2800 West Bayshore Road, Palo Alto, CA 94303, facsimile: 408-867-1437, or at such other address or number as the Company shall have furnished to the Purchasers in writing.

          7.7  Severability.  In case any provision of this Agreement shall be
               ------------
declared invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          7.8  Finder's Fees.
               -------------

               (a) The Company (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement other than Donaldson, Lufkin & Jenrette Securities Corporation and (ii) hereby agrees to indemnify and to hold the Purchasers harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, are responsible.

               (b) Each Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company and the other Purchasers harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which it, or any of its employees or representatives, are responsible.

          7.9  Expenses.  The Company and each Purchaser shall each bear its
               --------
respective expenses and legal fees incurred with respect to this Agreement and the transactions contemplated hereby.

          7.10 Titles and Subtitles.  The titles of the paragraphs and
               --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          7.11 Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          7.12 Delays or Omissions.  No delay or omission to exercise any right,
               -------------------
power or remedy accruing to any Purchaser, upon any breach or default of the

Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on a Purchaser's part of any breach or default under this Agreement, or any waiver on a Purchaser's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, either under this Agreement, or by law or otherwise afforded to a Purchaser, shall be cumulative and not alternative.

          7.13 Future Employee Issuances and Agreements.  All future issuances
               ----------------------------------------
of securities of the Company to employees, officers and consultants shall be made pursuant to stock purchase or stock option agreements approved by the Company's Board of Directors providing for (i) ratable vesting over four years, with no vesting until the end of the first year and (ii) a right of first refusal in favor of the Company in the event of certain transfers of shares to third parties, and including a "market stand-off" provision substantially similar to that set forth in Section 1.12 of the Rights Agreement, or such other terms as the Board of Directors may from time to time approve. The Company will require that all future employees of the Company enter into Employee Inventions and Proprietary Rights Assignment and Confidentiality Agreements in substantially the form provided to the Purchasers, with such amendments thereto or deviations therefrom as the Board of Directors may from time to time approve.

          7.14 Use of Proceeds.  The Company will apply the proceeds of the
               ---------------
issuance and sale of the Preferred Shares towards continued research and development efforts and/or towards working capital.

          7.15 Company Repurchase Right.  At any time on or before March 1, 1997
               ------------------------
or upon the occurrence of an IPO, whichever occurs first, the Company may repurchase all of the shares of Series C Preferred Stock held by any Purchaser for the aggregate amount of $5.00 per share (adjusted for splits, recapitalizations, etc.) plus interest thereon from the date of the Closing until the actual repurchase of such shares by the Company at a rate of 7% per annum, if the Company receives written notice from a gaming regulatory body of a Purchaser's non-licensability in order to assist in the Company's attempt to obtain a gaming license in any jurisdiction.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                    "COMPANY"

                                    SILICON GAMING, INC.


                                    By:
                                       ----------------------------------------

                                    Its:
                                        ---------------------------------------

                     PURCHASER'S COUNTERPART SIGNATURE PAGE

                    SILICON GAMING, INC. SERIES C PREFERRED

                            STOCK PURCHASE AGREEMENT

                               March _____, 1996



"PURCHASER"


(Typed or Printed Name)

If Purchaser is an entity:


Entity:____________________________

By:________________________________

Its:_______________________________



If Purchaser is an individual:


Name:______________________________


___________________________________
(Signed Name)

                              SILICON GAMING, INC.

                               AMENDMENT NO. 1 TO
                  SERIES C PREFERRED STOCK PURCHASE AGREEMENT


     This Amendment No. 1 (the "Amendment") to the Series C Preferred Stock Purchase Agreement dated March 21, 1996 (the "Stock Purchase Agreement"), is entered into this 17th day of May, 1996 by and among Silicon Gaming, Inc., a California corporation (the "Company"), and the purchasers (the "Investors") of the issued and outstanding Series C Preferred Stock (as defined in the Stock Purchase Agreement) and the New Purchasers set forth on Exhibit A-1 attached
                                                        -----------
hereto (the "New Purchasers"). Capitalized terms used herein and not otherwise defined herein shall have the same meanings as in the Stock Purchase Agreement.


                                    RECITALS
                                    --------


     A. The Board of Directors of the Company has determined that it is in the best interests of the Company to amend the Stock Purchase Agreement to provide for an additional closing and to provide for the sale and issuance at such closing of an aggregate of __________ shares of the Company's Series C Preferred Stock to the New Purchasers in the amounts set forth on Exhibit A-1 attached
                                                        -----------
hereto.

     B. It is intended that by their signatures hereto the New Purchasers become parties to the Stock Purchase Agreement, as amended by this Agreement, effective as of the date upon which they purchase shares of Series C Preferred Stock and be included in the definition of "Purchasers" as that term is defined in the Stock Purchase Agreement.


     NOW, THEREFORE, IT IS AGREED between the parties as follows:

1. Section 1.1 of the Stock Purchase Agreement is deleted in its entirety and is amended in its entirety to read as follows:

     "1.1  Authorization.  The Company has authorized the issuance and sale
           -------------
pursuant to the terms and conditions hereof of up to 3,225,000 shares of its Series C Preferred Stock, (the "Preferred Shares"), having the rights, restrictions, privileges and preferences as set forth in the form of Amended & Restated Articles of Incorporation of the Company (the "Amended Articles") attached as Exhibit B."
            ---------

2. Section 3.4 of the Stock Purchase Agreement is amended in its entirety to read as follows:

     3.4  Capitalization.  The authorized capital stock of the Company consists
          --------------
of 25,000,000 shares of common stock and 20,417,802 shares of preferred stock, 2,999,997 of which preferred shares have been designated as Series A Preferred Stock, 2,999,997 of which preferred shares have been designated as Series A1 Preferred Stock, 5,596,404 of which preferred shares have been designated as Series B Preferred Stock, 5,596,404 of which preferred shares have been designated as Series B1 Preferred Stock and 3,225,000 of which have been designated as Series C Preferred Stock. The Series A, Series A1, Series B, Series B1 and Series C Preferred Stock have the rights, preferences and privileges set forth in the Amended Articles. Immediately prior to the Closing, there are 5,390,433 shares of common stock issued and outstanding, 1,001,665 shares of Series A Preferred Stock issued and outstanding, shares 1,998,332 of Series A1 Preferred Stock issued and outstanding, shares of Series B Preferred Stock issued and outstanding, 4,386,141 shares of Series B1 Preferred Stock issued and outstanding and 2,424,000 shares of Series C Preferred Stock issued and outstanding. All such issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable and were issued in compliance with all applicable state and federal laws concerning the issuance of securities. There are no outstanding preemptive or other rights, plans, options, warrants, conversion rights or agreements for the purchase or acquisition from the Company of any shares of its capital stock, except that:
(i) up to 3,085,000 shares of common stock have been reserved for issuance to employees, consultants and directors of the Company pursuant to options and/or issuances approved by the Board of Directors of the Company; (ii) 1,001,665 shares of Series A1 Preferred Stock have been reserved for issuance upon conversion of the Series A Preferred Stock; (iii) 2,999,997 shares of common stock have been reserved for issuance upon conversion of the Series A or Series A1 Preferred Stock; (iv) 1,148,859 shares of Series B1 Preferred Stock have been reserved for issuance upon conversion of the Series B Preferred Stock; (v) 5,596,404 shares of common stock have been reserved for issuance upon conversion of the Series B or Series B1 Preferred Stock; (vi) 3,225,000 shares of Common Stock have been reserved for issuance upon conversion of the Series C Preferred Stock; (vii) 61,404 shares of Series B Preferred Stock have been reserved for issuance upon exercise of warrants issued to Lighthouse Capital, L.P. and (viii) up to 350,000 shares of Common Stock have been reserved for issuance upon exercise of warrants that will be issued to Donaldson, Lufkin & Jenrette Securities Corporation or other investment banker upon consummation of the sale of the Preferred shares and/or the Company's initial public offering. A complete list of all of the shareholders, optionholders and holders of any other securities of the Company, with the number of shares, options and other securities of the Company held by each as of the Closing is set forth on Exhibit C-1 hereto. All shareholders, optionholders and holders of any other securities of the Company have entered into "market stand-off" agreements substantially similar to that set forth in Section 1.12 of the Rights Agreement.

     3.5  Authorization.
          -------------

     (a) All corporate action on the part of the Company, its officers, directors and shareholders necessary for (i) the sale and issuance of the Preferred Shares pursuant hereto, (ii) the issuance of the shares of common stock issuable upon conversion of the Preferred Shares (the "Common Shares"), and (iii) the execution, performance and delivery by the Company of this Agreement and the Rights Agreement have been taken or will be taken prior to the Closing hereunder. This Agreement and the Rights Agreement are valid and binding obligations of the Company enforceable against it in accordance with their terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditor's rights and rules or laws concerning equitable remedies.

3. A new Exhibit A-1 is added to the Stock Purchase Agreement in the form attached hereto as Exhibit A-1.
                   -----------

4.  A new Exhibit B-1 is added to the Stock Purchase Agreement in the form
          -----------
attached hereto as Exhibit B-1.
                   -----------

5. By their signatures hereto, the New Purchasers become parties to the Stock Purchase Agreement, as amended by this Agreement, and are included for all purposes in the definition of "Purchasers" as that term is defined in the Stock Purchase Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                    "COMPANY"

                                    SILICON GAMING, INC.


                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------

                         COUNTERPART SIGNATURE PAGE TO
                    SILICON GAMING, INC. AMENDMENT NO. 1 TO
                  SERIES C PREFERRED STOCK PURCHASE AGREEMENT
                            DATED AS OF MAY __, 1996


"PURCHASER":


If an individual:


By:
   ------------------------
Title:
      ---------------------

If an entity:

Entity:
       --------------------

By:
   ------------------------
Title:
      ---------------------

                                  EXHIBIT A-1
                                  -----------

                         SILICON GAMING, INC. SERIES C
                      AGREEMENT CONCERNING AMENDMENT NO. 1
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT
                          DATED AS OF May _____, 1996

                             SCHEDULE OF PURCHASERS

                                 THIRD CLOSING

Investor                                   No. of Shares of   Purchase Price
- --------                                   ----------------   --------------
                                              Series C
                                              --------
Capital Group                                      640,000       $ 3,200,000
Arthur M. Goldberg                                  40,000       $   200,000
James D. Logan                                      20,000       $   100,000
Kirk Triplett                                        7,000       $    35,000
James Ragonese                                       4,000       $    20,000
Avram Miller                                         5,000       $    25,000
Joe Robbins                                          2,000       $    10,000
Total (Third Closing):                             718,000       $ 3,590,000
                                                 =========       ===========
Total (First, Second and Third Closing):         3,142,000       $15,710,000
                                                 =========       ===========

                                  EXHIBIT B-1
                                  -----------


                          CERTIFICATE OF AMENDMENT TO
                       RESTATED ARTICLES OF INCORPORATION